SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 2005


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      1-10520                36-3606475
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)


330 N. JEFFERSON COURT, CHICAGO, ILLINOIS                         60661
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (312) 575-0400


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        Section 2 - Financial Information


ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 24, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing that, on March 23, 2005, it closed the sale of 1.2 acres of land in its Kinzie Station project in Chicago, Illinois for $4.2 million in cash proceeds. The buyer, 325 Union LLC, an affiliate of RDM-Alko, plans to develop condominiums on the site. The Company intends to hold the net proceeds of the sale as working capital in light of pending environmental claims and litigation in Montana and Minnesota.


                  Section 9 - Financial Statements and Exhibits

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT                                     DESCRIPTION
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99.1                Press Release of Heartland Partners, L.P. dated March 24,
                    2005 (filed herewith).


















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HEARTLAND PARTNERS, L.P.


Date:  March 24, 2005                    By: /s/ Lawrence S. Adelson
                                             ----------------------------------
                                             Lawrence S. Adelson
                                             Manager of HTI Interests, LLC,
                                             General Partner

























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                                  EXHIBIT INDEX


EXHIBIT                                    DESCRIPTION
-------                                    -----------

99.1 Press Release of Heartland Partners, L.P. dated March 24, 2005(filed herewith).



























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